As filed with the Securities and Exchange Commission on June 25, 1999

                                                       Registration Nos. 2-83024

                                                                        811-3714
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    Under the
                             SECURITIES ACT OF 1933                          [X]
                         Pre-Effective Amendment No.                         [ ]

                      Post-Effective Amendment No. 22                        [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 23                             [X]

                        (Check appropriate box or boxes.)

                                  -------------

                    Phoenix California Tax Exempt Bonds, Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                                  -------------


               101 Munson Street, Greenfield, Massachusetts 01301
               (Address of Principal Executive Offices) (Zip Code)
          c/o Phoenix Equity Planning Corporation--Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                  -------------

                               Pamela S. Sinofsky
                               Compliance Officer
                        Phoenix Investment Partners, Ltd.

                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (name and address of Agent for Service)

                                  -------------

                  Approximate Date of Proposed Public Offering:


   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

   [ ] on (date) pursuant to paragraph (b)
   [X] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on (date) pursuant to paragraph (a)(i)

   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.
                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)
                        UNDER THE SECURITIES ACT OF 1933


                                     Part A:
                       Information Required in Prospectus

 Item Number Form N-1A Part A                               Prospectus Caption
 ----------------------------                               -------------------
1.     Front and Back Cover Pages .......................   Cover Page, Back Cover Page

2.     Risk/Return Summary: Investments, Risks,
       Performance ......................................   Investment Risk and Return Summary

3.     Risk/Return Summary: Fee Table ...................   Fund Expenses

4.     Investment Objectives, Principal Investment
       Strategies, and Related Risks ....................   Investment Risk and Return Summary

5.     Management's Discussion of Fund Performance ......   Performance Tables

6.     Management, Organization, and Capital Structure      Management of the Fund

7.     Shareholder Information ..........................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                            How to Buy Shares; How to Sell Shares; Things You
                                                            Should Know When Selling Shares; Account Policies;
                                                            Investor Services; Tax Status of Distributions

8.     Distribution Arrangements ........................   Sales Charges

9.     Financial Highlights Information .................   Financial Highlights

                                     Part B:
           Information Required in Statement of Additional Information

 Item Number Form N-1A, Part B                                      Statement of Additional Information Caption
 -----------------------------                                      -------------------------------------------
10.    Cover Page and Table of Contents .....................   Cover Page, Table of Contents

11.    Fund History .........................................   The Fund

12.    Description of the Fund and Its Investment Risks         Investment Objectives and Policies; Investment
                                                                Restrictions

13.    Management of the Fund ...............................   Management of the Fund

14.    Control Persons and Principal Holders of
       Securities ...........................................   Management of the Fund

15.    Investment Advisory and Other Services ...............   Services of the Adviser; The Distributor; Distribution
                                                                Plans; Other Information

16.    Brokerage Allocation and Other Practices .............   Portfolio Transactions and Brokerage

17.    Capital Stock and Other Securities ...................   Other Information

18.    Purchase, Redemption, and Pricing of Shares ..........   Net Asset Value; How to Buy Shares; Investor Account
                                                                Services; Redemption of Shares; Tax Sheltered
                                                                Retirement Plans

19.    Taxation of the Fund .................................   Dividends, Distributions and Taxes

20.    Underwriters .........................................   The Distributor

21.    Calculation of Performance Data ......................   Performance Information

22.    Financial Statements .................................   Financial Statements

                                     Part C
      Information required to be included in Part C is set forth under the appropriate Item,
             so numbered, in Part C of this Registration Statement.

> Phoenix-
  Goodwin
  California
  Tax Exempt
  Bonds, Inc.


Table of Contents
------------------


Investment Risk and Return Summary .........  1
Fund Expenses ..............................  4
Management of the Fund .....................  6
Pricing of Fund Shares .....................  7
Sales Charges ..............................  8
Your Account ............................... 10
How to Buy Shares .......................... 11
How to Sell Shares ......................... 11
Things You Should Know When
Selling Shares ............................. 12
Account Policies ........................... 13
Investor Services .......................... 14
Tax Status of Distributions ................ 15
Financial Highlights ....................... 16
Additional Information ..................... 18

               Investment Risk and Return Summary
-------------------------------------------------

               Investment Objective

               Phoenix-Goodwin California Tax Exempt Bonds, Inc. has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               > The fund invests in municipal securities that are tax exempt in California. California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. The fund will invest at least 80% of its net assets in municipal securities that are tax exempt in California and may invest 100% of its assets in such securities.

               > Securities in which the fund may invest include municipal bonds, notes and lease obligations and tax exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

               > Debt obligations will be rated within the four highest rating categories at the time of investment and may be of any maturity.

               > Securities are selected using an analytical approach that focuses on the:

                  o relative value of the security considering its credit rating; and

                  o the security's coupon rate, call features, maturity and average life.

               >  Issuers are selected based on:

                  o  sector (utility, healthcare, transportation, etc.) and

                  o the geographic opportunity presented by areas and regions that are experiencing economic growth.

               > The remaining 20% of fund assets may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

               Temporary Defensive Strategy: When, in the adviser's opinion, abnormal market or economic conditions warrant the fund may hold taxable securities, retain cash or invest part or all of its assets in cash equivalents. In such instances, the fund may not achieve its stated objective.


                             Phoenix-Goodwin California Tax Exempt Bonds, Inc. 1

               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.

               General

               Generally, the value of fixed income securities is inversely related to changes in interest rates. If interest rates rise, the value of fixed income securities falls. This may cause the value of your shares to decrease.

               If the adviser misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds of this type.

               Municipal Securities

               Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund.

               California Bonds

               Certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the fund's level of income, capital appreciation and liquidity.

               Puerto Rico Bonds

               Certain federal tax credits currently offered to qualifying U.S. manufacturing firms operating in Puerto Rico will be phased out by January 1, 2006. The effect this will have on Puerto Rico's economy is still uncertain.

               Tax-Exempt Securities

               Tax-exempt securities may not provide a higher after-tax return than taxable securities.

               Long-Term Maturities

               Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

               Lower Rated Securities

               Fixed income securities in lower credit rating categories have a greater risk that the issuer will not pay interest and principal payments on time or at all.


2 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the fund.

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in Phoenix-Goodwin Tax Exempt Bonds, Inc. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns for one, five and ten years, and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

               [TABULAR REPRESENTATION OF BAR CHART]

               Calendar Year    Annual Return (%)
                   1989            9.89
                   1990            7.17
                   1991           11.16
                   1992            6.89
                   1993            9.74
                   1994           -5.18
                   1995           19.16
                   1996            2.69
                   1997            8.37
                   1998            5.06


               (1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.35% (quarter ending March 31, 1995) and the lowest return for a quarter was (3.83)% (quarter ending March 31, 1994). Year to date performance (through June 30, 1999) was %.


                             Phoenix-Goodwin California Tax Exempt Bonds, Inc. 3

Average Annual Total Returns(1)                 One       Five        Ten
(for the periods ending 12/31/98)              Year       Years      Years          Life of the Fund(2)
---------------------------------------------------------------------------------------------------------
                                                                                 Class A          Class B
---------------------------------------------------------------------------------------------------------
Class A Shares                                0.08%      4.70%      6.81%        7.78%              --
---------------------------------------------------------------------------------------------------------
Class B Shares                                0.50%       N/A        N/A           --             5.82%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(3)       6.48%      6.23%      8.22%        9.32%(4)         7.71%(5)
---------------------------------------------------------------------------------------------------------

               (1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

               (2) Class A Shares since May 17, 1983; Class B Shares since July 26, 1994.

               (3) The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

               (4)  Index performance since May 31, 1983.

               (5)  Index performance since July 31, 1994.



               Fund Expenses
----------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     Class A     Class B
                                                                      Shares     Shares
                                                                     -------     -------
    Shareholder Fees (fees paid directly from your
    investment)
      Maximum Sales Charge (load) Imposed on Purchases (as a
      percentage of offering price)                                    4.75%        None
      Maximum Deferred Sales Charge (load) (as a percentage of the     None            5%(a)
      lesser of the value redeemed or the amount invested)
      Maximum Sales Charge (load) Imposed on Reinvested Dividends      None         None
      Redemption Fee                                                   None         None
      Exchange Fee                                                     None         None
                                                                     --------------------

                                                                     Class A      Class B
                                                                      Shares      Shares
                                                                     -------    ---------
    Annual Fund Operating Expenses (expenses
    that are deducted from fund assets)
      Management Fees                                                 0.45%         0.45%
      Distribution and Service (12b-1) Fees(b)                        0.25%         1.00%
      Other Expenses                                                  0.30%         0.30%
                                                                      ----      --------
    Total Annual Fund Operating Expenses                              1.00%         1.75%
                                                                      ====      ========

              ----------------

               (a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

               (b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


4 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class      1 year   3 years   5 years  10 years
-----------------------------------------------
Class A     $572      $778    $1,001    $1,641
-----------------------------------------------
Class B     $578      $751    $  949    $1,864
-----------------------------------------------

               You would pay the following expenses if you did not redeem your shares:

Class      1 year   3 years   5 years   10 years
-----------------------------------------------
Class A     $572      $778    $1,001    $1,641
-----------------------------------------------
Class B     $178      $551    $  949    $1,864
-----------------------------------------------


                             Phoenix-Goodwin California Tax Exempt Bonds, Inc. 5

               Management of The Fund
-------------------------------------

               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

                                      $1+ billion
                    1st billion   through $2 billion   $2+ billion
------------------------------------------------------------------
Management Fee         0.45%             0.40%            0.35%

               During the fund's last fiscal year, the fund paid total management fees of $455,088. The ratio of management fees to average net assets for the fiscal year ended April 30, 1999 was 0.45%.

               Portfolio Management

               Timothy Heaney is the portfolio manager of the fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Heaney has managed the fund since September 1997 and previously co-managed the fund from March 1996. Mr. Heaney has been a Vice President of the fund since May 1996. He is Managing Director, Fixed Income (since December
               1997) of Phoenix, and was previously Director, Fixed Income Research (September 1996 to December 1997) and Investment Analyst (January 1995 to September 1996). He served as Investment Analyst of Phoenix Home Life from November 1992 until December 1994. Mr. Heaney is also portfolio manager of Phoenix Tax-Exempt Bond Fund of Phoenix Multi-Portfolio Fund.

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that they will be required to modify or replace portions of their software so that their computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be


6 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

               mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the funds and is not expected to have a material impact on the operating results of Phoenix.


               Pricing of Fund Shares
-------------------------------------

               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

               o adding the values of all securities and other assets of the fund,

               o  subtracting liabilities, and

               o dividing by the total number of outstanding shares of the fund.

               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


                             Phoenix-Goodwin California Tax Exempt Bonds, Inc. 7

               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


               Sales Charges
----------------------------

               What are the classes and how do they differ?

               The fund presently offers two classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge


8 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

               Alternative--Class B Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

               Sales Charge you may pay to purchase Class A Shares

                                  Sales Charge as
                                  a percentage of
                               ----------------------
Amount of                                    Net
Transaction                    Offering     Amount
at Offering Price                Price     Invested
-----------------------------------------------------
Under $50,000                    4.75%      4.99%
$50,000 but under $100,000       4.50       4.71
$100,000 but under $250,000      3.50       3.63
$250,000 but under $500,000      3.00       3.09
$500,000 but under $1,000,000    2.00       2.04
$1,000,000 or more               None       None

               Deferred Sales Charge Alternative--
               Class B Shares

               Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.

               Deferred Sales Charge you may pay to sell Class B Shares

               Year     1        2        3        4        5         6+
               ----------------------------------------------------------------
               CDSC     5%       4%       3%       2%       2%        0%

                             Phoenix-Goodwin California Tax Exempt Bonds, Inc. 9

               Your Account
---------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

               Step 1.

               Your first choice will be the initial amount you intend to invest.

               Minimum initial investments:

               o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

               o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

               o  $500 for all other accounts.

               Minimum additional investments:

               o  $25 for any account.

               o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

               Step 2.

               Your second choice will be what class of shares to buy. The fund offers two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

               o Receive both dividends and capital gain distributions in additional shares

               o Receive dividends in additional shares and capital gains in distributions in cash

10 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

               o Receive dividends in cash and capital gain distributions in additional shares

               o  Receive both dividends and capital gain distributions in cash


               No interest will be paid on uncashed distribution checks.


               How To Buy Shares
--------------------------------

                                To Open An Account
---------------------------------------------------------------------------------------------------------
Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
---------------------------------------------------------------------------------------------------------
                                Complete a New Account Application and send it with a check payable
Through the mail                to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                MA 02266-8301.
---------------------------------------------------------------------------------------------------------
                                Complete a New Account Application and send it with a check payable
Through express delivery        to the fund. Send them to: Boston Financial Data Services, Attn:
                                Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184.
---------------------------------------------------------------------------------------------------------
By Federal Funds wire           Call us at (800) 243-1574 (press 1, then 0).
                                Complete the appropriate section on the application and send it with your
---------------------------------------------------------------------------------------------------------
By Investo-Matic                initial investment payable to the fund. Mail them to: State Street Bank,
                                P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------------
By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------

               How to Sell Shares
---------------------------------

               You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                            Phoenix-Goodwin California Tax Exempt Bonds, Inc. 11

                                To Sell Shares
------------------------------------------------------------------------------------------------------
Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
                                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
------------------------------------------------------------------------------------------------------
Through the mail
                                02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
                                Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
------------------------------------------------------------------------------------------------------
Through express delivery
                                Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.
------------------------------------------------------------------------------------------------------
                                For sales up to $50,000, requests can be made by calling
By telephone                    (800) 243-1574.
------------------------------------------------------------------------------------------------------
By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
------------------------------------------------------------------------------------------------------

               Things You Should Know When Selling Shares
---------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

               Redemptions by Mail


               > If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                  Send a clear letter of instructions if all of these apply:

                  o  The proceeds do not exceed $50,000.

                  o The proceeds are payable to the registered owner at the address on record.

                  Send a clear letter of instructions with a signature guarantee when any of these apply:

                  o  You are selling more than $50,000 worth of shares.

12 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

                  o The name or address on the account has changed within the last 60 days.

                  o You want the proceeds to go to a different name or address than on the account.

               > If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

               If required, the signature guarantee on your request must be by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

               Selling Shares by Telephone

               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


               Account Policies
-------------------------------

               Account Reinstatement Privilege

               For 180 days after you sell your Class A or B Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                            Phoenix-Goodwin California Tax Exempt Bonds, Inc. 13

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

               o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

               o Exchanges may be made by phone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

               o The amount of the exchange must be equal to or greater than the minimum initial investment required.

               o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

               o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

               Retirement Plans

               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.


               Investor Services
--------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


14 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


               Tax Status of Distributions
-------------------------------------------

               The fund plans to make distributions from net investment income monthly and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

               The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the fund may be taxable.

               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                            Phoenix-Goodwin California Tax Exempt Bonds, Inc. 15

               Financial Highlights
-----------------------------------

               These tables are intended to help you understand the funds' financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

                                                                                        Class A
                                                       --------------------------------------------------------------------
                                                                                 Year Ended April 30,
                                                       --------------------------------------------------------------------
                                                          1999           1998           1997           1996          1995
                                                       ---------       --------       --------       --------      --------
  Net asset value, beginning of period                  $ 13.12        $ 12.72        $ 12.77        $ 12.63       $ 13.03
  Income from investment operations
    Net investment income                                  0.64           0.65           0.66           0.67          0.71
    Net realized and unrealized gain                       0.11           0.47           0.04           0.20          0.05
                                                       ---------       --------       --------       --------      --------
     Total from investment operations                      0.75           1.12           0.70           0.87          0.76
                                                       ---------       --------       --------       --------      --------
  Less Distributions:
    Dividends from net investment income                  (0.63)         (0.65)         (0.66)         (0.67)        (0.76)
    Distributions in excess of net investment income         --             --             --          (0.01)           --
    Distributions from net realized gains                 (0.06)         (0.07)         (0.09)         (0.03)        (0.31)
    Distributions in excess of accumulated net realized
    gains                                                    --             --             --          (0.02)        (0.09)
                                                       ---------       --------       --------       --------      --------
     Total distributions                                  (0.69)         (0.72)         (0.75)         (0.73)        (1.16)
                                                       ---------       --------       --------       --------      --------
  Change in net asset value                                0.06           0.40          (0.05)          0.14         (0.40)
                                                       ---------       --------       --------       --------      --------
  Net asset value, end of period                         $13.18        $ 13.12        $ 12.72        $ 12.77       $ 12.63
                                                       =========       ========       ========       ========      ========
  Total return(1)                                          5.92%          8.84%          5.56%          6.92%         6.34%
  Ratios/supplemental data:
  Net assets, end of period (thousands)                 $95,230       $102,312       $109,358       $113,806      $117,370
  Ratio to average net asset of:
   Operating expenses                                      1.00%          0.96%          0.93%          0.99%         0.93%
   Net investment income                                   4.72%          4.90%          5.13%          5.15%         5.63%
  Portfolio turnover rate                                    14%             9%            17%            20%           51%

  ----------------
  (1) Maximum sales charge is not reflected in total return calculation.

16 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

---------------------------------------------

                                                                                       Class B
                                                       ----------------------------------------------------------------
                                                                                                               From
                                                                       Year Ended April 30,                  Inception
                                                       --------------------------------------------------   7/26/94 to
                                                          1999        1998        1997          1996         4/30/95
                                                       ---------    -------     -------       --------      ---------
  Net asset value, beginning of period                  $ 13.13     $ 12.73     $ 12.77       $  12.63       $ 13.04
  Income from investment operations
    Net investment income                                  0.54        0.56        0.56           0.56(4)       0.48
    Net realized and unrealized gain (loss)                0.12        0.46        0.05           0.20          0.01
                                                       ---------    --------    --------      -----------   ---------
     Total from investment operations                      0.66        1.02        0.61           0.76          0.49
                                                       ---------    --------    --------      -----------   ---------
  Less Distributions:
    Dividends from net investment income                  (0.53)      (0.55)      (0.56)        (0.56)         (0.50)
    Distributions in excess of net investment income         --          --          --         (0.01)            --
    Distributions from net realized gains                 (0.06)      (0.07)      (0.09)        (0.03)         (0.31)
    Distributions in excess of accumulated net realized
    gains                                                    --          --          --         (0.02)         (0.09)
                                                       ---------    --------    --------      -----------   ---------
     Total distributions                                  (0.59)      (0.62)      (0.65)        (0.62)         (0.90)
                                                       ---------    --------    --------      -----------   ---------
  Change in net asset value                                0.07        0.40       (0.04)         0.14          (0.41)
                                                       ---------    --------    --------      -----------   ---------
  Net asset value, end of period                        $ 13.20     $ 13.13     $ 12.73       $ 12.77        $ 12.63
                                                       =========    ========    ========      ===========   =========
  Total return(1)                                          5.11%       8.10%       4.84%         6.10%          4.10%(3)
  Ratios/supplemental data:
  Net assets, end of period (thousands)                 $ 1,897    $  1,562    $  1,359       $ 1,258        $   460
  Ratio to average net asset of:
   Operating expenses                                      1.75%       1.71%       1.68%         1.78%          1.55%(2)
   Net investment income                                   3.97%       4.15%       4.37%         4.32%          4.90%(2)
  Portfolio turnover rate                                    14%          9%         17%           20%            51%

  ----------------
  (1) Maximum sales charge is not reflected in total return calculation.
  (2) Annualized
  (3) Not annualized
  (4) Computed using average shares outstanding.

                            Phoenix-Goodwin California Tax Exempt Bonds, Inc. 17

               Additional Information
-------------------------------------

     Statement of Additional Information

     The fund has filed a Statement of Additional Information about the fund, dated August 27, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


     o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

     o  by calling (800) 243-4361.

     You may also obtain information about the fund from the Securities and Exchange Commission:

     o  through its internet site (http://www.sec.gov),

     o  by visiting its Public Reference Room in Washington, DC or

     o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

     Shareholder Reports

     The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from May 1 through April 30. You may request a free copy of the fund's Annual and Semiannual Reports:

     o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

     o  by calling (800) 243-4361.


                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926


SEC File Nos. 2-83024 and 811-3714

                    [recycle symbol] Printed on recycled paper using soybean ink

18 Phoenix-Goodwin California Tax Exempt Bonds, Inc.

                PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       Statement of Additional Information

                                 August 27, 1999

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund"), dated August 27, 1999, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS


                                                Page
                                                ----
THE FUND .....................................    2
INVESTMENT OBJECTIVE AND POLICIES ............    2
RISK FACTORS .................................    5
INVESTMENT RESTRICTIONS ......................   10
PERFORMANCE INFORMATION ......................   11
PORTFOLIO TRANSACTIONS AND BROKERAGE .........   12
SERVICES OF THE ADVISER ......................   13
NET ASSET VALUE ..............................   14
HOW TO BUY SHARES ............................   14
ALTERNATIVE PURCHASE ARRANGEMENTS ............   14
INVESTOR ACCOUNT SERVICES ....................   17
HOW TO REDEEM SHARES .........................   18
DIVIDENDS, DISTRIBUTIONS AND TAXES ...........   19
TAX SHELTERED RETIREMENT PLANS ...............   21
THE DISTRIBUTOR ..............................   21
DISTRIBUTION PLANS ...........................   22
MANAGEMENT OF THE FUND .......................   24
ADDITIONAL INFORMATION .......................   31
APPENDIX .....................................   32


                        Customer Service--(800) 243-1574
                            Marketing--(800) 243-4361
                        Telephone Orders--(800) 367-5877
                 Telecommunication Device (TTY)--(800) 243-1926






PXP 692B (8/99)

                                    THE FUND


     Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund") is a diversified open-end management investment company which was organized as a Maryland corporation in 1983.

     The Fund's Prospectus describes the investment objectives of the Fund and the principal strategies that the Fund will employ in seeking to achieve its investment objective. The following discussion describes the Fund's investment policies and techniques and supplements the description of the Fund's principal strategies in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital. The Fund may invest in a diversified portfolio of obligations issued by or on behalf of the United States, its territories and possessions and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax (municipal bonds). California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that will be exempt from California income taxes in ratable proportion of the exempt California investments to the total investments of the Fund at the end of each quarter. The Fund, as a fundamental policy, will invest at least 80% of its assets in California tax exempt municipal securities and may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt "qualified" private activity bonds, the interest on which is treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). The Fund may also invest, without percentage limitations, in investment grade securities having ratings by Moody's Investors Service, Inc. ("Moody's") of Aaa, Aa, A, or Baa or by Standard & Poor's Corporation ("S&P") or Fitch Investor Services, Inc. ("Fitch") of AAA, AA, A, or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, all of the Fund's investments consist of tax exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P and Fitch are medium grade investment obligations which have certain speculative characteristics (see Appendix).

General Characteristics

     Tax exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

     The two principal classifications of tax exempt bonds are "general obligation" and "revenue." General obligations or "G.O.s" are secured by the issuer's general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

     Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

     The yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the tax exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax exempt bonds with the same maturity and coupon with different ratings may have the same yield.

     The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

     There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also "moral obligations" of the issuing states; however, a few programs specifically reject the "moral obligation." In many but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

     Subsequent to its purchase by the Fund, an issue of tax exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for tax exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax exempt bonds or temporary investments in accordance with the investment policies contained herein.

     The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Fund consisting of high quality interest-bearing liquid debt securities with a market value at least equal to the amount of the Fund's when-issued commitments will be maintained with State Street Bank & Trust Company, the Fund's custodian, on a daily basis so that the market value of the account will equal or, exceed the amount of such commitments by the Fund. At such time(s) as when-issued securities must be paid, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities, or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligation).

     Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments;" the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in "private activity bonds," the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). Such investments may be made pending the investment or reinvestment of the proceeds from the sale of its shares or portfolio securities and will not exceed 20% of the Fund's total assets except when made for defensive purposes. Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody's, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

     The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for escrow at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific securities being hedged.

     Portfolio trading will be undertaken principally to accomplish the objectives of the Fund in relation to anticipated movements in the general level of interest rates, provided, however, the Fund may engage to a limited extent in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading merely to realize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax exempt bonds or changes in the investment objective of investors.

     Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, all excluding securities with maturities at acquisition of one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to purchase or sell securities.

     Portfolio turnover may involve the payment by the Fund of dealer mark-ups or underwriting commissions. It is impossible to predict portfolio turnover rates; however, in periods of rapidly fluctuating interest rates, the Fund's investment policies may lead to frequent changes in investments. Historical portfolio turnover rates can be found under the heading "Financial Highlights" located in the Fund's Prospectus.

     The Fund may use financial futures contracts and related options to hedge against changes in the market value of securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

     The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a segregated account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

     The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Dividends, Distributions & Taxes."

     The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.

     Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Directors. The Board of Directors will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's ratings and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund's overall limit on investments in illiquid securities.

                                  RISK FACTORS

California Obligations

     Certain developments regarding the California Constitution and state statutes which limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

     Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and various entities is unclear.

     Certain of the municipal securities purchased by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property revenues.

     Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that, notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy maximum tax permitted by
Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief.

     The application and interpretation of Article XIIIA has been and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of Article XIIIA, its implementing legislation and regulations issued by the California State Board of Equalization. However, the outcome of such litigation could substantially impact local property tax collections and the ability of the state agencies, local governments and districts to make future payments on outstanding debt obligations.

     On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" added Article XIIIB to the California Constitution which provides that, state and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys (called "appropriations subject to limitations") in an amount higher than the "appropriations limit." In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities.
Article XIIIB currently provides that if revenues of local government entities in two consecutive fiscal year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schudules over the subsequent two years. State governmental entities must allocate 50% of like excess revenues to a State School Fund before implementing revision of tax rates.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amended Article XIIIB and
Article XVI to require that (a) the California Legislature establish a prudent state reserve fund in an amount that it shall deem reasonable and necessary, and (b) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if designated state officials determine that annual expenditures per student and average class size meet certain criteria set forth in Article XVI, Section 8.5.

     Proposition 98 and Proposition 111, which took effect on July 1, 1990, amended Article XVI to require that California provide a minimum level of funding for public schools and community colleges. Currently, commencing with the 1990-91 fiscal year, state moneys to support school districts and community college districts may not be less than the greater of: (a) an amount equaling the percentage of state general revenue funds appropriated under Article XIIIB for school districts and community college districts in the fiscal year 1986-87, or (b) depending on the rate by which growth in California per capita personal income exceeds or falls short of growth in per capita general revenue funds, a formulaic amount determined by prior year total allocations from the state General Fund plus local tax proceeds adjusted for criteria allowed under
Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

     Proposition 111 was approved by voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the state and local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9% of state General Fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of state tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the state appropriations limit. Additionally, Proposition 111 exempts from the state appropriations limit funding for capital outlays.

     Substantially increased General Fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

     Articles XIIIB, like Article XIIIA, may require further interpretation by both the California Legislature and the courts to determine their applicability to specific situations involving the state and local taxing authorities. Depending upon such interpretations, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

     Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. The State legislative analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local governments would be reduced by several hundred million dollars a year under this Proposition.

     Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's non-judicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfer of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of loan servicing procedures, and the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

     Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from home mortgages, and are subject to California statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by the mortgage.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six month's advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on outstanding debt obligations which financed such home mortgages.

     After suffering through a severe recession, since the start of 1994 the State's economy has been on a steady recovery. Employment increased by over 430,000 non-farm jobs in 1997. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The unemployment rate, while still higher than the national average, fell to 5.9% in early 1998, compared to over 10% during the recession.

     The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, the State experienced recurring budget deficits in the late 1980's and early 1990's. The State Controller reports that expenditures exceeded revenues for four of the six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. The State's cash condition became so serious from late spring 1992 until 1995, the State had to rely on the issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing.

     On August 18, 1997, the Governor signed the 1997-98 Budget Act which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 97-98 fiscal year end reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

     The Governor's proposed budget for fiscal year 1998-1999 proposes total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.

     The May 1998 Revision to the Governor's proposed budget increases the General Fund revenue forecast by nearly $1.8 billion in 1997-98 and $2.5 billion in 1998-99. The May Revision provides for a balanced budget and a budget reserve for economic uncertainties of $1.6 billion. In the May Revision the administration proposed, among other things, a two-step reduction in the State's vehicle license fee
(VLF) which, when fully phased in, would reduce State revenues by more than $3 billion annually. Since VLF is a primary source of revenue for local governments, the May Revision proposed continuous appropriation from the General Fund to replace that loss in revenues.

     The VLF proposal met significant opposition in the Legislature and continuing disagreement over the nature and extent of the proposed tax cut delayed final adoption of the 1998-99 budget. Local government concern about the potential impact of the VLF proposal on local government revenues underscores the extent to which California county and other local government budgets are affected by State budget decisions beyond their control.

     In early August, 1998 the Governor and leaders of the State Legislature reached agreement on a $76 billion State budget that includes a $1.4 billion tax cut. The main feature of the tax cut is a 25% reduction in the VLF, with future reductions contingent upon higher than forecast State revenues. The budget accord included significant additional funding for public schools and community colleges intended, among other things, to increase the length of the California school year and extend the class size reduction initiatives already under way. The budget accord also included a 7.9% increase in welfare recipients' monthly checks as well as a variety of smaller tax credits and cuts, including an increase in the income tax credit for dependents, a modest renters' credit and a number of tax credits and cuts aimed at specific industries important to the California economy. The budget must be approved by a two-thirds vote of the State Senate and Assembly. The Governor may exercise a line-item veto to ensure the final budget includes sufficient reserves.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

     The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

     Among the more significant lawsuits pending against the State are the following: (i) lawsuits related to the 1997 northern California floods with potential State liability of approximately $2 billion; (ii) cases seeking to compel the State to pay Part B ambulance and physician services co-payments under the Medicare and Medicaid Acts; (iii) a lawsuit challenging two sections of the State tax laws; (iv) a lawsuit seeking reimbursement for alleged state-mandated costs involving potential State liability of over $1 billion;
(v) lawsuits related to contamination at the Stringfellow toxic waste site;
(vi) various lawsuits challenging budget appropriations and fund transfers;
(vii) a lawsuit challenging the appropriation of funds in the Cigarette and Tobacco Products Surtax Fund for programs which were allegedly not health education or tobacco related disease research; and (viii) lawsuits concerning reductions in Aid to Families with Dependent Children (AFDC) with potential State liability estimated at $831 million.

     Due to the State's continuing budget problems, the State's general obligation bonds were downgraded in July 1994 from "Aa" to "A1" by Moody's, from "A+" to "A" by S&P, and from "AA" to "A" by Fitch. All three ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

     In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the California Trust.

Puerto Rico

     Since 1983, Puerto Rico has experienced a wide ranging economic expansion with growth in almost every sector of its economy and record levels of employment. Although the increase in real gross product slowed to 0.8% in fiscal 1992, reflecting the effects of the last recession in the U.S. economy, the growth pattern continued thereafter with real gross domestic product increases of

2.8% and 7.1% for fiscal 1996 and 1997, respectively. Factors contributing to Puerto Rico's more than decade-long expansion include Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, the continued growth in the U.S. economy, declines in the exchange value of the U.S. dollar and the relatively low cost of borrowing during the period.

     Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product. In fiscal 1997, manufacturing generated $19.8 billion or 41.2% of gross domestic product and accounted for 14.3% of total employment; as compared with fiscal 1996, when it generated $19.1 billion, or 41.8%, of gross domestic product and accounted for 15.3% of total employment. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade.

     One of the factors assisting the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the U.S. Internal Revenue Code, under which certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits. On August 20, 1996, President Clinton signed into law a bill that will phase out Section 936 tax credits over a nine year period, ending January 1, 2006. The effect on Puerto Rico's economy of the phased elimination of Section 936 tax credits will not be certain for a number of years. The impact on future investment and employment is more uncertain.

     The service sector, which includes hotel and related services, and which currently accounts for approximately 48.8% of total employment, accounted for $18.4 billion, or 38.3%, of Puerto Rico's gross domestic product in fiscal 1997, as compared with $17.5 billion, or 38.5%, of gross domestic product in fiscal 1996. The service sector, particularly wholesale and retail trade and finance, insurance and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector.

     Growth in construction and tourism has also contributed to increased economic activity in fiscal 1997. The growth in the construction industry has been evidenced by an increase of 12.2% in construction investment for fiscal 1997 over fiscal 1996. Tourism has grown in each fiscal year since fiscal 1985. More than 4.3 million visitors spent over $2.0 billion in Puerto Rico in fiscal 1997. San Juan has become the largest home port for cruise ships in the Caribbean and the second largest home port for cruise ships in the world. Twenty-five U.S. and international airlines offer scheduled service to and from San Juan, and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean.

     The Constitution of Puerto Rico provides a limitation on the amount of general obligation debt that can be issued. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The Commonwealth also has sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates. In certain years, this policy has resulted in the rate of growth of public sector debt exceeding the rate of growth of gross domestic product. During fiscal years 1992 to 1997, public sector debt increased 38.4%, while gross product rose 35.4%. At the end of fiscal 1997, short-term debt outstanding relative to total debt was approximately 8.4%.


Futures and Options

     Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

     The Fund has adopted the following investment restrictions which, in addition to the investment objective set forth under Investment Objective and Policies, are fundamental policies which cannot be changed without the consent of the holders of a majority of the shares of the Fund. A majority of the shares as used in this Statement means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Fund may not:

     (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;

     (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) borrow money in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 5% of the value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

     (4) engage in the business of underwriting the securities of others except in connection with the purchase of securities for its portfolio of municipal bonds;

     (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's total assets; and

     (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered a violation of the restriction.

                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class and as total return of a class.

     Standardized quotations of average annual total return for Class A or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are on Class A and Class B Shares reinvested when paid.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


     Average annual return and yield are computed separately for Class A and Class B Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. For the 30-day period ending April 30, 1999, the Class A Shares yield was 4.22% and the Class B Shares yield was 3.67%.

     For the 1, 5 and 10 year periods ended April 30, 1999, the average annual total return of the Class A Shares was 0.89%, 5.68% and 6.62%, respectively. For the one year period ended April 30, 1999, and since inception (July 26, 1994) for Class B Shares, the average annual total return was 1.27% and 5.60% respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A share's aggregate total return quotation for the period commencing May 17, 1983 and ending April 30, 1999 was 238.46%.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund will be asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders will be given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers will be considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser will do so in accordance with its judgment of the best interest of the Fund and its shareholders.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.

                             SERVICES OF THE ADVISER


     The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Director and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

     All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

     PXP is a publicly-traded independent registered investment advisory firm
and has served investors for over 70 years. It manages over $   billion in
assets (as of June 30, 1999) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes; association membership dues; brokerage fees; and taxes.


     For services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Fund will pay to the Adviser as compensation a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The Adviser's fee will be accrued daily against the value of the Fund's net assets and will be payable monthly by the Fund. Total management fees for the fiscal years ended April 30, 1997, 1998 and 1999 amounted to $521,952, $488,031 and
$455,088, respectively.

     The current Investment Advisory Agreement was approved by the Board of Directors on November 19, 1996 and by the shareholders on March 14, 1997. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement to PIC and PIC now serves as the Adviser for the Fund. PIC and National are both subsidiaries of PXP. The Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by a majority of the Directors who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Directors or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

                                 NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Directors or their delegates. Any assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Directors or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Directors although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See the Fund's current Prospectus for more information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

     Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


Class A Shares--Reduced Initial Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Class B Shares--Waiver of Sales Charges

     The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Conversion Features--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.


                            INVESTOR ACCOUNT SERVICES

     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with Share Classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

     Invest-by-Phone. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.


                              HOW TO REDEEM SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, but payment will be forwarded immediately upon demand. See the Fund's current Prospectus for further information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


     Redemption of Small Accounts. Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days' written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

     By Mail. Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


     Telephone Redemption. Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

     By Check. You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of redemption proceeds the balance in your account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

     Redemption in Kind. To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value ofthe Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

     Reinvestment Privilege. Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates and the Fund would not be eligible to pay exempt interest dividends.

     Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

     The Fund declares a daily dividend, which is accrued and is paid monthly. Income dividends and capital gains are reinvested automatically in additional shares at net asset value unless the shareholder elects to receive distributions in cash. If a shareholder withdraws the entire amount in the account at any time during the month, all dividends accrued to the date of liquidation will be paid to the shareholder along with the proceeds from the redemption of shares.

     Distribution by the Fund of interest income from tax exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S. Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax. Distributions, if any, of the excess of net long-term capital gain over net short-term capital loss will be made at least annually and will be taxable to shareholders (and not the Fund) as long-term capital gain regardless of how long shareholders have held the Fund shares. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. The Fund has no plans to make a distribution of capital gains realized during any year in which there is a tax loss carry forward available to offset such gains; however, this is subject to review in the future. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares. Any gain or loss realized by a shareholder on the sale or redemption of shares will be long- or short-term capital gain or loss, depending upon the length of the shareholder's holding period. However, any loss realized on the sale of shares held for six months or less will be long-term loss to the extent of long term capital gains received by the shareholder. A shareholder will not be permitted to deduct for federal income tax purposes interest on indebtedness incurred to purchase or carry shares.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax will not, however, generally apply to a regulated investment company such as the Fund that invests substantially in tax-exempt investments. In addition, if the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

     Pursuant to Code section 852(b)(7), any dividend declared by a fund to shareholders of record in October, November and December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to, shareholders as of December 31 of such year, provided that the dividend is actually paid by the Fund in January of the following year.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns (the percentage of all income distributions made during a fiscal year designated as tax exempt will be uniform).

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax exempt bonds for investment by the Fund and the value of the Fund's portfolio would be affected. The Directors would then re-evaluate the Fund's investment objective and policies.

                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

     Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments").

     (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                                 THE DISTRIBUTOR

     Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. The Distributor purchases such number of copies of the Fund's Prospectus, Statement of Additional Information and reports to shareholders as it may require for sales purposes. During the fiscal years ended April 30, 1997, 1998, and 1999, purchasers of Fund shares paid aggregate sales charges of $96,217, $69,141 and $42,581, respectively, of which the Distributor received net commissions of $18,320, $15,777 and $7,674, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 1999, the Distributor received net commissions of $4,593 for Class A Shares and deferred sales charges of $3,081 for Class B Shares.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.



Dealer Concessions

     Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:


           Amount of
          Transaction            Sales Charge as a percentage of   Sales Charge as a percentage of         Dealer Discount
       at Offering Price                  Offering Price                   Amount Invested           Percentage of Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Under $50,000                                  4.75%                             4.99%                           4.25%
$50,000 but under $100,000                     4.50                              4.71                            4.00
$100,000 but under $250,000                    3.50                              3.63                            3.00
$250,000 but under $500,000                    3.00                              3.09                            2.75
$500,000 but under $1,000,000                  2.00                              2.04                            1.75
$1,000,000 or more                             None                              None                            None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


Administrative Services


     Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.


     First $200 million               .085%
     $200 million to $400 million     .05%
     $400 million to $600 million     .03%
     $600 million to $800 million     .02%
     $800 million to $1 billion       .015%
     Greater than $1 billion          .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended April 30, 1999, Equity Planning received $106,837.


                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan" and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of Fund shares and to pay for the furnishing of shareholder services.

     Pursuant to the Plans, the Fund will pay the Distributor 0.25% annually of the average daily net assets of each Class of the Fund for providing services to shareholders (the "Service Fee"). Under the Class B Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor related to that Class up to 0.75% annually of the average daily net assets of the Fund.

     Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund including underwriting commissions and financing expenses incurred in connection with the payment of commissions; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors of the Fund determine are reasonably calculated to result in the sale of shares of the Fund.

     From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments to such Plan must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding shares of the applicable class of the Fund. The Directors have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected class of shareholders.

     For the fiscal year ended April 30, 1999, the Fund paid Rule 12b-1 fees in the amount of $266,069 of which the Distributor received $30,420, unaffiliated broker-dealers received $235,500 and W.S. Griffith & Co., Inc., an affiliate, received $149. The Rule 12b-1 payments were used for: compensating dealers ($245,650), compensating sales personnel ($174,772), advertising ($73,536), printing and mailing prospectuses to other than current shareholders ($8,600), service costs ($33,084) and other costs ($31,061). The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1999, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $445,509 (equal to 0.46% of the Fund's net assets) which have been carried over into the present Class B Plan year.

     No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.


     The National Association of Securities Dealers, Inc. ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE FUND

     The Fund is an open-end management investment company known as a mutual fund. The Directors of the Fund ("Directors") are responsible for the overall supervision of the Fund and perform the various duties imposed on Directors by the Investment Company Act of 1940 and Maryland General Corporation Law.

Directors and Officers

     The Directors and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Director and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.


                              Positions Held                         Principal Occupation(s)
Name, Address and Age          With the Fund                         During the Past 5 Years
---------------------         --------------    ------------------------------------------------------------
Robert Chesek (64)           Director           Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present). Vice President, Common Stock, Phoenix Home Life
                                                Mutual Insurance Company (1980-1994).

E. Virgil Conway (69)        Director           Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                            of New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York Councils,
                                                Boy Scouts of America (1985-present), Union Pacific Corp.
                                                (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial Insurance
                                                Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                                present), The Harlem Youth Development Foundation (1987-
                                                present) (Chairman, 1998-present), Accuhealth (1994-present),
                                                Trism, Inc. (1994-present), Realty Foundation of New York
                                                (1972-present), New York Housing Partnership Development
                                                Corp. (Chairman) (1981-present) and Academy of Political
                                                Science (Vice Chairman) (1985-present). Director/Trustee,
                                                Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
                                                Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                Funds (1996-present). Director, Duff & Phelps Utilities Tax-
                                                Free Income Inc. and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present). Member, Audit Committee of the City of New York (1981-1996). Advisory Director,
                                                Blackrock Fannie Mae Mortgage Securities Fund (1989-1996)
                                                and Fund Directions (1993-1998). Chairman, Financial
                                                Accounting Standards Advisory Council (1992-1995).

Harry Dalzell-Payne (69)     Director           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                Farragut Mortgage Co., Inc. (1991-1994). Formerly a Major
                                                General of the British Army.

                                Positions Held                        Principal Occupation(s)
Name, Address and Age           With the Fund                         During the Past 5 Years
----------------------------   ---------------   ----------------------------------------------------------------
*Francis E. Jeffries (68)      Director          Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                              Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                        Institutional Mutual Funds (1996-present). Director,
Naples, FL 33963                                 Duff & Phelps Utilities Income Inc. (1987-present), Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                 & Phelps Utility and Corporate Bond Trust Inc. (1993-
                                                 present). Director, The Empire District Electric Company
                                                 (1984-present). Director (1989-1997), Chairman of the Board
                                                 (1993-1997), President (1989-1993), and Chief Executive
                                                 Officer (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)          Director          Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                               Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Products Company                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                     present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                               Evergreen International Fund, Inc. (1989-present). Trustee,
                                                 Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                 Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                 and Master Reserves Trust. President, Morehouse College
                                                 (1987-1994). Chairman and Chief Executive Officer, Keith
                                                 Ventures (1992-1994).

*Philip R. McLoughlin (52)     Director and      Chairman (1997-present), Director (1995-present), Vice
                               President         Chairman (1995-1997) and Chief Executive Officer, (1995-
                                                 present), Phoenix Investment Partners, Ltd. Director (1994-
                                                 present) and Executive Vice President, Investments (1988-
                                                 present), Phoenix Home Life Mutual Insurance Company.
                                                 Director/Trustee and President, Phoenix Funds (1989-present).
                                                 Trustee and President, Phoenix-Aberdeen Series Fund and
                                                 Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income
                                                 Inc. (1995-present) and Duff & Phelps Utility and Corporate
                                                 Bond Trust Inc. (1995-present). Director (1983-present) and
                                                 Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                 Director (1984-present) and President (1990-present), Phoenix
                                                 Equity Planning Corporation. Director (1993-present),
                                                 Chairman (1993-present) and Chief Executive Officer (1993-
                                                 1995), National Securities & Research Corporation. Director,
                                                 Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                 Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                 (1994-present), Phoenix Realty Securities, Inc. (1994-present),
                                                 PXRE Corporation (Delaware) (1985-present), and World Trust
                                                 Fund (1991-present). Director and Executive Vice President,
                                                 Phoenix Life and Annuity Company (1996-present). Director
                                                 and Executive Vice President, PHL Variable Insurance
                                                 Company (1995-present). Director, Phoenix Charter Oak Trust
                                                 Company (1996-present). Director and Vice President, PM
                                                 Holdings, Inc. (1985-present). Director and President, Phoenix
                                                 Securities Group, Inc. (1993-1995). Director (1992-present)
                                                 and President (1992-1994), W.S. Griffith & Co., Inc. Director,
                                                 Townsend Financial Advisers, Inc. (1992-present), Director
                                                 PHL Associates, Inc. (1995-present).

                              Positions Held                        Principal Occupation(s)
Name, Address and Age         With the Fund                         During the Past 5 Years
--------------------------   ---------------   ----------------------------------------------------------------
Everett L. Morris (70)       Director          Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                 Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                           Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1996-present). Director, Duff &
                                               Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                               & Phelps Utility and Corporate Bond Trust Inc. (1993- present).

*James M. Oates (52)         Director          Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
Managing Director                              Markets LLC) (1997-present). Managing Director, Wydown
The Wydown Group                               Group (1994-present). Director, Phoenix Investment Partners,
IBEX Capital Markets LLC                       Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-
60 State Street                                present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Suite 950                                      Duff & Phelps Institutional Mutual Funds (1996-present).
Boston, MA 02109                               Director, AIB Govett Funds (1991-present), Blue Cross and
                                               Blue Shield of New Hampshire (1994-present), Investors
                                               Financial Service Corporation (1995-present), Investors Bank
                                               & Trust Corporation (1995-present), Plymouth Rubber Co.
                                               (1995-present), Stifel Financial (1996-present), Command
                                               Systems Inc. (1998-present) and Connecticut River Bancorp
                                               (1998-present). Vice Chairman, Massachusetts Housing-
                                               Partnership (1998-present). Member, Chief Executives
                                               Organization (1996-present). Director (1984-1994), President
                                               (1984-1994) and Chief Executive Officer (1986-1994),
                                               Neworld Bank.

*Calvin J. Pedersen (57)     Director          Director (1986-present), President (1993-present) and
Phoenix Investment                             Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                 Partners, Ltd. Director/Trustee, Phoenix Funds (1995-
55 East Monroe Street                          present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Suite 3600                                     Duff & Phelps Institutional Mutual Funds (1996-present).
Chicago, IL 60603                              President and Chief Executive Officer, Duff & Phelps Utilities
                                               Tax-Free Income Inc. (1995-present), Duff & Phelps Utilities
                                               Income Inc. (1994-present) and Duff & Phelps Utility and
                                               Corporate Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)       Director          Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                   Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                             Edison Company (1978-present), Phoenix Home Life Mutual
                                               Insurance Company (1972-1998), Landauer, Inc. (medical
                                               services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                               (diversified manufacturer) (1985-present). Member, Directors
                                               Advisory Council, Phoenix Home Life Mutual Insurance
                                               Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994).

Richard E. Segerson (53)     Director          Managing Director, Northway Management Company (1998-
102 Valley Road                                present), Director/Trustee, Phoenix Funds (1993-present).
New Canaan, CT 07840                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                               Phelps Institutional Mutual Funds (1996-present). Managing
                                               Director, Mullin Associates (1993-1998).

                                 Positions Held                       Principal Occupation(s)
Name, Address and Age            With the Fund                        During the Past 5 Years
-----------------------------   ---------------   ---------------------------------------------------------------
Lowell P. Weicker, Jr. (67)     Director          Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                  (1995-present), HPSC Inc. (1995-present), Duty Free
                                                  International, Inc. (1997-present) and Compuware (1996-
                                                  present) and Burroughs Wellcome Fund (1996-present).
                                                  Visiting Professor, University of Virginia (1997-present).
                                                  Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                  of the State of Connecticut (1991-1995).

Michael E. Haylon (41)          Executive         Director and Executive Vice President-Investments, Phoenix
                                Vice              Investment Partners, Ltd. (1995-present). Executive Vice
                                President         President, Phoenix Funds (1993-present) and Phoenix-
                                                  Aberdeen Series Fund (1996-present). Executive Vice
                                                  President (1997-present), Vice President (1996-1997),
                                                  Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                  (1994-present), President (1995-present), Executive Vice
                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director (1994-present), President
                                                  (1996-present), Executive Vice President (1994-1996), Vice
                                                  President (1993-1994) National Securities & Research
                                                  Corporation. Director, Phoenix Equity Planning Corporation
                                                  (1995-present). Senior Vice President, Securities Investments,
                                                  Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                  Various other positions with Phoenix Home Life Mutual
                                                  Insurance Company (1990-1993).

John F. Sharry (46)             Executive         Managing Director, Retail Distribution, Phoenix Equity
                                Vice              Planning Corporation (1995-present). Executive Vice
                                President         President, Phoenix Funds (1998-present) and Phoenix-
                                                  Aberdeen Series Funds (1998-present). Managing Director,
                                                  Director and National Sales Manager, Putnam Mutual Funds
                                                  (until 1995).

James D. Wehr (41)              Senior Vice       Senior Vice President, (1998-present), Managing Director,
                                President         Fixed Income (1996-1998), Vice President (1991-1996),
                                                  Phoenix Investment Counsel, Inc. Senior Vice President,
                                                  (1998-present), Managing Director, Fixed Income (1996-1998),
                                                  Vice President (1993-1996), National Securities & Research
                                                  Corporation. Senior Vice President (1997-present), Vice
                                                  President (1988-1997), Phoenix Multi-Portfolio Fund; Senior
                                                  Vice President (1997-present), Vice President (1990-1997),
                                                  Phoenix Series Fund; Senior Vice President (1997-present),
                                                  Vice President (1991-1997), The Phoenix Edge Series Fund;
                                                  Senior Vice President (1997-present), Vice President (1993-
                                                  1997), Phoenix-Goodwin California Tax Exempt Bonds, Inc.,
                                                  and Senior Vice President (1997-present), Vice President
                                                  (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                  Funds. Senior Vice President (1997-present), Phoenix Multi-
                                                  Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short
                                                  Term Bond Fund, Phoenix Income and Growth Fund and
                                                  Phoenix Strategic Allocation Fund, Inc. Managing Director,
                                                  Public Fixed Income, Phoenix Home Life Insurance Company
                                                  (1991-1995).

                             Positions Held                       Principal Occupation(s)
Name, Address and Age        With the Fund                        During the Past 5 Years
-------------------------   ---------------   ---------------------------------------------------------------
Timothy M. Heaney (33)      Vice              Managing Director, Fixed Income (1997-present), Director,
                            President         Fixed Income Research (1996-1997), Investment Analyst
                                              (1995-1996), Phoenix Investment Counsel, Inc. Managing
                                              Director, Fixed Income (1997-present), Director, Fixed Income
                                              Research (1996-1997), National Securities & Research
                                              Corporation. Vice President, Phoenix-Goodwin California Tax
                                              Exempt Bonds, Inc. and Phoenix Multi-Portfolio Fund (1995-
                                              present). Investment Analyst, Phoenix Home Life Mutual
                                              Insurance Company (1992-1994).

William R. Moyer (54)       Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.     President         Duff & Phelps Corporation (1995-present). Senior Vice
P.O. Box 2200                                 President, Finance (1990-present), Director (1998-present),
Enfield, CT 06083-2200                        Treasurer (1998-present and 1994-1996), and Chief Financial
                                              Officer (1996-present), Phoenix Equity Planning Corporation.
                                              Senior Vice President (1990-present), Director (1998-present),
                                              Chief Financial Officer (1996-present) and Treasurer (1994-
                                              present), Phoenix Investment Counsel, Inc. Senior Vice
                                              President, Finance (1993-present), Chief Financial Officer
                                              (1996-present), and Treasurer (1994-present), National
                                              Securities & Research Corporation. Senior Vice President and
                                              Chief Financial Officer, Duff & Phelps Investment
                                              Management Co. (1996-present). Vice President, Phoenix
                                              Funds (1990-present), Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                              Fund (1996-present). Senior Vice President and Chief
                                              Financial Officer, W.S. Griffith & Co., Inc. (1992-1995) and
                                              Townsend Financial Advisers, Inc. (1993-1995). Vice
                                              President, the National Affiliated Investment Companies (until
                                              1993). Vice President, Investment Products Finance, Phoenix
                                              Home Life Mutual Insurance Company (1990-1995).

Leonard J. Saltiel (44)     Vice              Managing Director, Operations and Service (1996-present),
                            President         Senior Vice President (1991-1996), Phoenix Equity Planning
                                              Corporation. Vice President, Phoenix Funds (1994-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present), and Phoenix-Aberdeen Series Fund (1996-present).
                                              Vice President, National Securities & Research Corporation
                                              (1994-1996). Vice President, Investment Operations, Phoenix
                                              Home Life Mutual Insurance Company (1994-1995). Various
                                              positions with Home Life Insurance Company and Phoenix
                                              Home Life Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)       Treasurer         Vice President, Fund Accounting (1994-present) and
                                              Treasurer (1996-present), Phoenix Equity Planning
                                              Corporation. Treasurer, Phoenix Funds (1994-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present) and Phoenix-Aberdeen Series Fund (1996-present).
                                              Second Vice President and Treasurer, Fund Accounting,
                                              Phoenix Home Life Mutual Insurance Company (1994-1995).
                                              Various positions with Phoenix Home Life Mutual Insurance
                                              Company (1987-1994).

                           Positions Held                       Principal Occupation(s)
Name, Address and Age      With the Fund                        During the Past 5 Years
-----------------------   ---------------   ---------------------------------------------------------------
G. Jeffrey Bohne (51)     Secretary         Vice President and General Manager, Phoenix Home Life
101 Munson Street         and Clerk         Mutual Insurance Co. (1993-present). Vice President, Transfer
Greenfield, MA 01301                        Agent Operations (1993-1996), Vice President, Mutual Fund
                                            Customer Service (1996-present), Phoenix Equity Planning
                                            Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                            present) and Phoenix-Aberdeen Series Fund (1996-present).
                                            Vice President, Home Life of New York Insurance Company
                                            (1984-1992). Clerk, Phoenix Investment Council (1995-present).


-----------

 *Indicates that the Director(s) is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19)of the Investment Company Act of 1940.


     For services rendered to the Fund for the fiscal year ended April 30,
1999, the Directors received aggregate remumeration of $      . For services on
the Boards of the various Phoenix Funds, each Director who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. Costs are allocated equally to each of the Series and Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

     For the Fund's last fiscal year ending April 30, 1999, the Directors received the following compensation:



                                                                                               Total
                                                                                           Compensation
                                                  Pension or                               From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Directors
------------------------   --------------   ---------------------   -----------------   ------------------
Robert Chesek                 $       *                                                       $
E. Virgil Conway+             $                                                               $
Harry Dalzell-Payne+          $                                                               $
Francis E. Jeffries           $       *                                                       $
Leroy Keith, Jr.              $                     None                  None                $
Philip R. McLoughlin+         $                   for any               for any               $
Everett L. Morris+            $                   Director              Director              $
James M. Oates+               $                                                               $
Calvin J. Pedersen            $                                                               $
Herbert Roth, Jr.+            $                                                               $
Richard E. Segerson           $                                                               $
Lowell P. Weicker, Jr.        $                                                               $


---------

*This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan. At April 30, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and
Roth was $      , $      , $        and $       , respectively. At present, by
agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

     On August   , 1999, the Directors and officers as a group owned less than
1% of the outstanding shares of the Fund.

Principal Shareholders


     The following table sets forth information as of August   , 1999 with
respect to each person who owns of record, or is known by the Fund to own of record, or beneficially own 5% or more of any Class of the Fund's equity securities.




         Name of Shareholder             Class     Number of Shares     Percent of Class
-------------------------------------   -------   ------------------   -----------------
Merrill Lynch Pierce Fenner & Smith       B
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette                 B
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

NFSC FEBO                                 B
Bill & Sadaye Kasuga Trust
Hiroshi William Kasuga
U/A 07/06/89
29353 Quailwood Drive
Rancho Palos Verdes, CA 90275-4926

Toshio Takayama                           B
Joan Takayama Ttees
Takayama Family Trust DTD 4/9/88
9200 Orchid Dr.
Westminster, CA 92683-7316

Phoenix Investment Counsel                B
100 Bright Meadow Blvd.
Enfield, CT 06082-1957

                             ADDITIONAL INFORMATION

Capital Stock

     The Fund was incorporated as a Maryland corporation on April 7, 1983 and has undergone several name changes. Most recently (until August 27, 1999), the Fund was known as Phoenix California Tax Exempt Bonds, Inc.

     The Fund's Articles of Incorporation, as amended, provide that the Fund's Directors are authorized to create an unlimited number of series and one or more classes. The authorized capital stock of the Fund consists of 500,000,000 shares of common stock, with par value of One Cent ($0.01) each. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Statement of Additional Information, there is only one existing series of the Fund, which has two classes of shares. The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights (other than as described in the Prospectus or herein), and will be freely transferable.

Financial Statements

     The financial statements for the Fund's fiscal year ended April 30, 1999, appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.

Reports to Shareholders

     The fiscal year of the Fund ends on April 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year, and is available without charge upon request.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets. Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $22.25 for each designated daily dividend shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                                    APPENDIX

Moody's Investors Service, Inc. Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.


                            PART C--OTHER INFORMATION


Item 23. Exhibits




  a.1   Articles of Incorporation of the Registrant, previously filed and filed via EDGAR as Exhibit 1.1 with
        Post-Effective Amendment No. 20 on August 8, 1997, and herein incorporated by reference.

  a.2   Articles of Amendment of Registrant, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR as Exhibit 1.2 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

  a.3   Articles Supplementary of Registrant, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

  b.1   Revised and Restated By-laws of the Registrant, adopted November 16, 1994, amended February 15,
        1995 and further amended November 15, 1995 filed via EDGAR as Exhibit 2.1 with Post-Effective
        Amendment No. 18 on August 28, 1996, and incorporated herein by reference.

  c.    Reference is made to Article VIII Section 1 of Registrant's Revised and Restated By-laws, as amended, and filed with the Registration Statement referred to in Exhibit b.1.

  d.1   Investment Advisory Agreement between Registrant and National Securities & Research Corporation
        dated March 14, 1997, assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via
        EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  e.1   Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November
        19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  e.2   Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  e.3   Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with
        Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  e.4   Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as
        Exhibit 6.4 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  f.    None.

  g.    Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  h.1   Transfer Agency and Service Agreement between Registrant et al and Phoenix Equity Planning
        Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

  h.2   Sub-transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and
        Trust Company dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

  h.3   Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
        Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective
        Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  h.4   First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
        Corporation dated March 23, 1998 and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment
        No. 22 on August 18, 1998, and incorporated herein by reference.

  h.5   Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
        Corporation dated July 31, 1998 and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment
        No. 22 on August 18, 1998, and incorporated herein by reference.

  i.    Opinion of counsel as to legality of the Shares, filed with Post-Effective Amendment No. 16 on July 13,
        1994, and filed via EDGAR as Exhibit 10 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference. [Consent or new opinion of counsel to be filed by amendment.]

  j.        Consent of Independent Accountants.

  k.        Not Applicable.

  l.        None.

  m.1       Amended and Restated Distribution Plan for Class A Shares effective August 27, 1997, and filed via
            EDGAR as Exhibit 13.1 with Post-Effective Amendment No. 22 on August 18, 1998 and incorporated herein by reference.

  m.2       Amended and Restated Distribution Plan for Class B Shares effective August 27, 1997, and filed via
            EDGAR as Exhibit 13.2 with Post-Effective Amendment No. 22 on August 18, 1998 and incorporated herein by reference.

  n.        Financial Data Schedule reflected on EDGAR as Exhibit 27.

  o.1       Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 1997, and filed via
            EDGAR with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

  o.2*      First Amendment to the Amended and Restated Plan Pursuant to Rule 18f-3, effective August 26,
            1998, filed via EDGAR herewith.

  p.1*      Powers of attorney filed via EDGAR herewith.


-----------
* Filed herewith.


Item 24. Persons Controlled by or Under Common Control with the Fund

     No person is controlled by, or under common control, with the Fund.

Item 25. Indemnification

     Registrant's indemnification provision is set forth in Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.


Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 27. Principal Underwriter

 (a) Phoenix Equity Planning Corporation also serves as the principal underwriter for the following other registrants:


    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix Income & Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix-Seneca Funds, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


         Name and                  Position and Offices            Position and Offices
     Principal Address               with Distributor                with Registrant
--------------------------   --------------------------------   -------------------------
Michael E. Haylon            Director                           Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President             Director and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director, Senior Vice              Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 1900                Officer and Treasurer
Enfield, CT 06083-1900

John F. Sharry               President, Retail Distribution     Executive Vice President
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083-1900

Leonard J. Saltiel           Managing Director,                 Vice President
56 Prospect St.              Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President, Mutual Fund        Secretary
101 Munson Street            Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,      Treasurer
56 Prospect St.              Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President, Counsel and        Assistant Secretary
56 Prospect St.              Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter         Assistant Vice President,          Assistant Treasurer
56 Prospect St.              Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received be any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


Item 28. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include: Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Fund is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

Item 29. Management Services

     Not applicable.


Item 30. Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 25th day of June, 1999.


                           PHOENIX-GOODWIN CALIFORNIA
                             TAX EXEMPT BONDS, INC.

ATTEST: /s/ Nancy J. Engberg             By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------
           Nancy J. Engberg                     Philip R. McLoughlin
         Assistant Secretary                  President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 25th day of June, 1999.


           Signature              Title
           ---------              ------
                                  Director
----------------------------
       Robert Chesek*
                                  Director
----------------------------
     E. Virgil Conway*

    /s/ Nancy G. Curtiss          Treasurer (Principal
----------------------------      Financial and
     Nancy G. Curtiss             Accounting Officer)

                                  Director
----------------------------
     Harry Dalzell-Payne*

                                  Director
----------------------------
    Frances E. Jeffries*

                                  Director
----------------------------
     Leroy Keith, Jr.*

   /s/ Philip R. McLoughlin     President and Director
----------------------------    (Principal Executive Officer)
     Philip R. McLoughlin

                                  Director
----------------------------
     Everett L. Morris*

                                  Director
----------------------------
      James M. Oates*

                                  Director
----------------------------
    Calvin J. Pedersen*

                                  Director
----------------------------
     Herbert Roth, Jr.*

                                  Director
----------------------------
      Richard E. Segerson*

                                  Director
----------------------------
    Lowell P. Weicker, Jr.*

*By: /s/ Philip R. McLoughlin
     -------------------------

* Philip R. McLoughlin Attorney-in-fact
  pursuant to powers of attorney filed
  herewith

                                       S-1